UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21496
                                                    -----------

  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                  Date of reporting period: November 30, 2015
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2015

                             MACQUARIE/FIRST TRUST
                             GLOBAL INFRASTRUCTURE/
                              UTILITIES DIVIDEND &
                               INCOME FUND (MFD)



                                  FOUR CORNERS
MACQUARIE                     CAPITAL MANAGEMENT                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   8
Statement of Assets and Liabilities.........................................  12
Statement of Operations.....................................................  13
Statements of Changes in Net Assets.........................................  14
Statement of Cash Flows.....................................................  15
Financial Highlights........................................................  16
Notes to Financial Statements...............................................  17
Report of Independent Registered Public Accounting Firm.....................  23
Additional Information......................................................  24
Board of Trustees and Officers..............................................  30
Privacy Policy..............................................................  32

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Macquarie Capital Investment Management LLC ("MCIM") and/or Four Corners Capital Management LLC ("Four Corners") (MCIM and Four Corners collectively, the "Sub-Advisors"), and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisors and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of MCIM and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

MCIM, FOUR CORNERS AND THE FUND ARE NOT DEPOSIT TAKING INSTITUTIONS FOR THE PURPOSES OF THE BANKING ACT OF 1959 (COMMONWEALTH OF AUSTRALIA) AND THEIR OBLIGATIONS DO NOT REPRESENT DEPOSITS OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ABN 46 008 583 542. MACQUARIE BANK LIMITED DOES NOT GUARANTEE OR OTHERWISE PROVIDE ASSURANCE IN RESPECT OF THE OBLIGATIONS OF MCIM, FOUR CORNERS OR THE FUND.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               NOVEMBER 30, 2015


Dear Shareholders:

Thank you for your investment in Macquarie/First Trust Global
Infrastructure/Utilities Dividend & Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended November 30, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened as of November 30, 2015.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
"AT A GLANCE"
AS OF NOVEMBER 30, 2015 (UNAUDITED)

------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------
Symbol on New York Stock Exchange                                    MFD
Common Share Price                                                $12.27
Common Share Net Asset Value ("NAV")                              $13.51
Premium (Discount) to NAV                                          (9.18)%
Net Assets Applicable to Common Shares                      $115,392,710
Current Quarterly Distribution per Common Share (1)              $0.3500
Current Annualized Distribution per Common Share                 $1.4000
Current Distribution Rate on Closing Common Share Price (2)        11.41%
Current Distribution Rate on NAV (2)                               10.36%
------------------------------------------------------------------------


-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
            Common Share Price         NAV
11/14             $16.97             $17.66
                   16.56              17.69
                   15.80              16.77
                   16.21              17.09
12/14              16.25              17.44
                   15.88              17.28
                   15.63              16.95
                   15.65              16.98
                   15.88              17.17
1/15               16.11              17.18
                   16.40              17.32
                   16.95              17.39
                   16.64              16.99
2/15               16.65              16.99
                   16.42              16.47
                   15.77              16.07
                   16.09              16.89
3/15               16.11              16.80
                   16.36              16.87
                   16.87              17.12
                   16.75              17.30
4/15               17.03              17.63
                   16.96              17.49
                   16.55              17.43
                   17.44              17.57
                   16.93              17.03
5/15               16.93              16.77
                   16.02              16.32
                   16.00              16.32
                   16.31              16.39
6/15               15.82              16.25
                   15.17              15.92
                   14.80              15.82
                   14.73              15.83
                   14.16              15.43
7/15               14.37              15.71
                   14.06              15.37
                   14.07              15.51
                   13.22              14.53
8/15               13.14              14.69
                   12.83              14.13
                   12.85              14.10
                   12.80              14.13
9/15               12.72              13.84
                   12.68              13.99
                   13.61              14.69
                   13.52              14.74
                   13.40              14.57
10/15              13.12              14.41
                   13.00              14.09
                   12.57              13.74
                   12.51              13.65
                   12.16              13.51
11/15              12.27              13.51
-----------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
                                                                               Average Annual Total Return
                                                                  -----------------------------------------------------
                                                                                                            Inception
                                               1 Year Ended       5 Years Ended      10 Years Ended         (3/25/04)
                                                11/30/2015         11/30/2015          11/30/2015          11/30/2015
Fund Performance (3)
NAV                                              -15.79%              6.72%              5.22%                7.43%
Market Value                                     -20.41%              6.82%              5.26%                6.12%

Index Performance
S&P 500(R) Utilities Total Return Index           -3.59%             11.23%              7.29%                9.22%
-----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------
                                               % OF TOTAL
TOP 10 ISSUERS                                 INVESTMENTS
----------------------------------------------------------
Sempra Energy                                      5.1%
National Grid PLC                                  4.8
Enterprise Products Partners, L.P.                 4.8
Hutchison Port Holdings Trust                      4.6
TransCanada Corp.                                  4.3
Buckeye Partners, L.P.                             4.0
Hopewell Highway Infrastructure, Ltd.              3.7
Transurban Group                                   3.4
Veresen, Inc.                                      3.3
CHS/Community Health Systems, Inc.                 3.2
----------------------------------------------------------
                                        Total     41.2%
                                                 ======

----------------------------------------------------------
                                               % OF TOTAL
INDUSTRY CLASSIFICATION                        INVESTMENTS
----------------------------------------------------------
Oil, Gas & Consumable Fuels                       28.8%
Transportation Infrastructure                     17.6
Multi-Utilities                                   15.1
Media                                              7.2
Diversified Telecommunication Services             7.2
Health Care Providers & Services                   6.4
Electric Utilities                                 5.4
Independent Power and Renewable Electricity
   Producers                                       5.3
Wireless Telecommunication Services                3.0
Water Utilities                                    2.7
Gas Utilities                                      1.3
----------------------------------------------------------
                                        Total    100.0%
                                                 ======

----------------------------------------------------------
                                               % OF TOTAL
COUNTRY                                        INVESTMENTS
----------------------------------------------------------
United States                                     42.9%
Canada                                            15.5
United Kingdom                                     7.5
France                                             7.2
Australia                                          6.6
Singapore                                          4.6
Cayman Islands                                     3.7
Spain                                              2.6
Luxembourg                                         2.3
Netherlands                                        2.2
Hong Kong                                          1.8
Germany                                            1.4
Italy                                              1.3
Poland                                             0.4
----------------------------------------------------------
                                        Total    100.0%
                                                 ======


(1) Most recent distribution paid or declared through 11/30/2015. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 11/30/2015. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015


                                  SUB-ADVISORS

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") are the sub-advisors of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund"). Both MCIM and Four Corners operate within Macquarie Asset Management ("MAM") and are wholly-owned, indirect subsidiaries of Macquarie Group Limited ("Macquarie").

The Fund's Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by MCIM, which started operations in 2004 with the launch of the Fund. MCIM and its Australia-based affiliates manage approximately $2.1 billion of assets as of November 30, 2015, in MAM's Infrastructure Securities portfolios, which include the Fund.

The Fund's Senior Loan Component is managed by Four Corners. Four Corners was founded in 2001 and became a wholly-owned subsidiary of Macquarie in 2008. Four Corners managed over $1.7 billion of assets as of November 30, 2015, with an emphasis on Senior Loans.

                           PORTFOLIO MANAGEMENT TEAM

                              ANTHONY FELTON, CFA
                    CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
         PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

                               JONATHON ONG, CFA
                    CO-PORTFOLIO MANAGER, MFD CORE COMPONENT
         PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

                               ADAM H. BROWN, CFA
                  PORTFOLIO MANAGER, MFD SENIOR LOAN COMPONENT
              VICE PRESIDENT, FOUR CORNERS CAPITAL MANAGEMENT, LLC

                                   COMMENTARY

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership and/or operation of infrastructure and utility assets and are expected to offer reasonably predictable income and attractive yields.

A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.

There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

Global infrastructure securities lagged global equities for the 12-month period ended November 30, 2015.

Commodity markets were the key focus for investors as 2014 drew to a close, with oil prices in particular continuing their sharp fall which drove weakness in equity and credit markets. While lower oil prices will help consumers, the U.S. economy in particular has become significantly less energy-dependent over time. Consequently, a fall in oil prices should have a less positive impact compared to historical experiences.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015

Easing by central banks was a key theme moving into 2015, resulting in lower yields in most developed nations. The European Central Bank ("ECB") launched its much anticipated Quantitative Easing program and was careful to not disappoint market expectations, with a total size in excess of (euro)1.1 trillion. While the bold monetary easing has boosted bond and risk assets, the familiar question remains over its ability to make any meaningful impact on either growth or inflation expectations. Similar large-scale easing in Japan has yet to make any appreciable impact on growth expectations.

In the U.S., a trend of softer data reversed in the first quarter of 2015, as a strong payrolls report early in March led to a sharp repricing of the U.S. Treasury curve. The U.S. Federal Reserve (the "Fed") dropped its commitment to being "patient" in relation to rate hikes (as generally expected) but at the same time lowered its forecast future rate path, and lowered its growth and inflation expectations in 2016 and 2017.

Equity markets were varied across regions in the second quarter of 2015, as the U.S. continued to trade at or near new highs while Europe generally underperformed, with Greece weighing on sentiment in the Eurozone with numerous false dawns of an impending agreement. In Asia, sentiment was also guarded, as the Chinese economy continues to be a background focus, with data again disappointing.

Moving into the second half of 2015, a new interim deal with Greece was ultimately reached and the Greek government eventually agreed to a third bailout package almost identical to that which the popular vote had resoundingly rejected. This resulted in a relief rally in European risk assets, however the episode deeply shook the belief that the single currency would remain inviolable. While markets were appeased that an immediate default had been averted, the deal offered little hope for economic growth or meaningful debt relief.

Despite the continued support from Chinese authorities to support the fragile equity market, it was very weak in the third quarter with the Shanghai Stock Exchange Composite Index down over -14% in July. Investors continued to question the underlying strength of the Chinese economy and the resulting impact on global growth. Fresh worries surfaced when China devalued its currency by about 3% against the U.S. dollar over two days in mid-August. The move sparked sharp negative moves in currencies, share markets and commodities, as markets feared renewed competitive devaluations as countries looked to shore up export demand. Emerging markets have been the 'engine room' of global growth since 2008, and a further slowing would have significant implications for the global economic outlook.

Commodity prices continued their slide into the fourth quarter. While increased supply has been a theme (especially in oil and iron ore), a lack of global demand for commodities continued to indicate that growth conditions were weakening, not least in China, the world's second largest economy. Indeed, economic data continued to broadly weaken, with key releases falling short of expectations in the U.S. and China. The releases underscored the fragility of the recovery, with the U.S. as the relative (but apparently slowing) bright spot in an overall slowing global economy.

PERFORMANCE ANALYSIS - CORE COMPONENT

As shown in the performance table, MFD's net asset value ("NAV") total return(1) for the period was -15.79%, trailing the -3.59% return of the S&P 500(R) Utilities Total Return Index (the "Index"), amid a challenging market for Utilities and Pipeline stocks. Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies, and senior secured loans, we believe that this Index offers some frame of reference.

In our view, there were a number of factors driving the Core Component's contribution to the Fund's NAV total return during the period:

-----------------------------

(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015

      o     Underperformance from the Pipeline sector;

      o Weakness from the Electric Utility and Electricity Transmission sectors; and

      o     Positive performance from the Toll Road and Water Sectors

These factors are discussed in further detail below.

Pipelines

The Pipeline sector has experienced volatility throughout 2015. We believe the price action was a combination of a number of factors that converged, including an increase in the negative sentiment about commodity prices, forced selling as some sector-dedicated funds had to liquidate in order to meet leverage targets, as well as general hedge fund de-risking as broader markets came under pressure. Within the period, the most significant detractors within the sector were positions in Veresen, Inter Pipeline and Enterprise Products Partners.

While the fundamentals of some North American pipeline stocks are somewhat tied to commodity prices, we continue to view select names with minimal direct commodity exposure favorably. We have stress tested our valuation models by conservatively assuming no growth capital expenditure from 2018 onwards. We assume projects that have already commenced or are contracted will be completed and come into service. Even under this scenario, valuations continue to look relatively cheap. While we believe share price volatility will likely persist in the short term, we began to opportunistically increase our exposure to several of the higher quality names in the sector.

Amid the volatility, Energy Transfer Equity announced it would acquire Williams Companies for $37.7 billion in a stock plus cash transaction, to create the third largest energy franchise in North America. We view the combination favorably as it should create significant operational efficiencies as well as new investment opportunities that would otherwise not be achievable by the entities on a stand-alone basis. The transaction is anticipated to be completed in the first half of 2016, on receipt of regulatory and shareholder approvals.

Electric Utilities

The Electric Utilities sector was another underperformer as the increased possibility of interest rate rises was a general headwind. Engie (formerly GDF
Suez) was lower primarily due to weaker fundamentals in its Energy Europe division. Electricity de France was also weaker due to the perception of higher regulatory and financial risk.

Electricity Transmission

The Electricity Transmission sector was another detractor led by declines from National Grid, which fell amid the potential for higher bond yields and lower inflation.

Toll Roads

Transurban Group was a meaningful contributor. The company started the year well after reporting strong traffic and revenue data for the quarter ended December 2014. Proportional toll revenue increased 37% from the prior corresponding period, reflecting the additional contribution from the Queensland Motorways assets which were acquired in mid-2014, as well as solid underlying growth across its other roads. In April, the market responded positively to Transurban's proposal to build a new motorway in Melbourne which was accepted by the state government. The proposed new 'Western Distributor' will include a tunnel and elevated motorway that connects the key arterial West Gate Freeway with the port, Transurban's existing Citylink road, and the central business district. Later in the period, the company announced the purchase of AirportlinkM7 in Brisbane for $1.87 billion (AUD) (Transurban's stake is 62.5%). These projects are particularly significant as we believe they highlight the power of a road network, which has been a core part of our Transurban investment thesis for many years.

Eiffage and Vinci also performed well as the French motorways benefited from easing regulatory concerns as negotiations with the government progressed. In April, Vinci confirmed an agreement in principle, settling the dispute on tariffs and toll road profitability. Vinci also published its Q1 2015 trading update with motorway traffic in line with expectations, and Portuguese

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015

airport traffic continued to outperform the original business case. Along with the trading update, Vinci reiterated FY 2015 earnings guidance. A general theme across the sector was an increase in traffic volume, which is likely driven in part by the materially lower fuel prices this calendar year. Atlantia also performed particularly well amid an upgrade to traffic expectations.

PORTFOLIO COMPOSITION

As of November 30, 2015, the Fund's Core Component was well diversified across 29 positions in global infrastructure stocks, representing 12 countries and 8 industries. During the period, the main increases in the Fund's weightings were Pipelines while the largest declines in sector weightings were with the Electric Utility and Social Infrastructure sectors. Sector changes were driven principally by bottom-up stock selection.

PERFORMANCE ANALYSIS - SENIOR LOAN COMPONENT

The Fund's Senior Loan Component invests in infrastructure businesses and therefore the loans tend to have significant asset collateral and loan ratings generally higher than the S&P LSTA Leveraged Loan Index (the "LSTA Index"). The average rating of the Senior Loan Component is BB- vs. the average LSTA Index loan rating between B+ and BB-.

The LSTA Index declined by 0.9% for the 12-months ended November 30, 2015. Double B-rated loans outperformed during that period, with BB-rated loans gaining 1.9%, single B-rated loans losing -0.9% and CCC-rated loans losing -6.6%. The Senior Loan Component outperformed the LSTA Index, returning 0.3% during the 12-month period noted above. The Senior Loan Component has historically performed more closely to the BB-rated portion of the loan market. This period's underperformance to the BB-rated loans in the LSTA Index was primarily driven by exposure to certain issuers in the energy sector. Specifically, our position in Vantage Drilling declined by -17%, our position in Drillship Ocean Ventures declined by -23%, our position in Drillships Financing Holdings declined by -30% and our position in Pacific Drilling declined by -32%. As of November 30, 2015, the Fund no longer owns any of these positions.

Loan market technicals weakened during the 12-month period mentioned above. For the period, approximately $98 billion of inflows from Collateralized Loan Obligations (CLOs) far exceeded over $26 billion of retail outflows. However, this amount did not keep pace with approximately $262 billion of institutional loan new issuance, even when accounting for $162 billion of institutional loan repayments during the period.

We believe fundamentals continue to be generally positive for LSTA Index issuers, although earnings growth appears to have slowed recently. Among LSTA Index issuers that file publicly, third quarter 2015 Earnings Before Interest Taxes Depreciation and Amortization (EBITDA) grew approximately 6% year over year, which is a decline from 7% EBITDA growth in the second quarter of 2015. The LSTA Index default rate was 1.5% for the 12-month period ended November 30, 2015, which is well inside the historical average of 3.2%.

While we believe bank loans are a good relative value investment, given generally conservative balance sheet management by the issuers in the loan market and historically low default risk, spreads could widen because of broader capital markets' risk aversion impacting the bank loan and fixed income markets.

PERFORMANCE RELATIVE TO THE INDEX

The Index is a broad barometer of the performance of utility stocks only (but does not include a broad range of infrastructure sectors) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.

LEVERAGE

One of the factors impacting the return of the Fund relative to the Index was the Fund's use of financial leverage through the bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2015

impact of valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a negative impact on the performance of the Fund over this reporting period.

DISTRIBUTIONS

During the 12-month period covered by this report, the Fund announced four regularly scheduled quarterly distributions totaling $1.40 per share. In accordance with the Fund's level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital (which generally are expected to represent unrealized capital appreciation ) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.

MARKET AND FUND OUTLOOK

The Fund remains well diversified across a broad range of infrastructure sectors and countries, with stocks that we believe have the attractive characteristics that infrastructure investors seek.

It was clear during the period that the Fed wants to move away from zero rates, and the first rate increase since 2006 occurred in December. We continue to believe that there are very limited fundamental reasons for higher rates, with growth anaemic and inflation pressures showing no sign of building. We expect the Fed to act very gradually and to remain supportive for the medium term. In contrast, the ECB remains firmly in the easing camp.

The infrastructure assets owned and operated by the portfolio's diversified range of infrastructure companies continue to perform well operationally and recent results have generally been in line with expectations. We continue to value infrastructure assets using long term interest rates, the path of which is only somewhat influenced by movements in shorter term rates.

We continue to identify what we believe are attractive global-listed infrastructure companies and are looking for opportunities to selectively increase our holding or introduce to the portfolio stocks that we believe are oversold.

We believe that the Fund provides U.S. investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

DISCLOSURES

Past performance does not guarantee future results.

Bond ratings are determined by a nationally recognized statistical rating agency.

The S&P/ LSTA Leveraged Loan Index reflects the market-weighted performance of institutional leveraged loans in the U.S. loan market, based upon real-time market weightings, spreads and interest payments.

An index is unmanaged and one cannot invest directly in an index.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2015

   SHARES                                              DESCRIPTION                                              VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
COMMON STOCKS (a) - 77.7%

                AUSTRALIA - 8.5%
      298,662   APA Group (b)............................................................................   $    1,922,337
    1,659,110   DUET Group (b)...........................................................................        2,819,697
      646,273   Transurban Group (b).....................................................................        4,846,790
       35,905   Transurban Group (c) (d).................................................................          263,431
                                                                                                            --------------
                                                                                                                 9,852,255
                                                                                                            --------------
                CANADA - 20.0%
       67,800   Enbridge, Inc. (b).......................................................................        2,407,993
      201,200   Inter Pipeline, Ltd. (b).................................................................        3,498,344
      283,771   Northland Power, Inc. (b)................................................................        3,871,585
       90,359   Pembina Pipeline Corp. (b)...............................................................        2,073,835
      201,500   TransCanada Corp. (b)....................................................................        6,358,314
      616,600   Veresen, Inc. (b)........................................................................        4,838,794
                                                                                                            --------------
                                                                                                                23,048,865
                                                                                                            --------------
                CAYMAN ISLANDS - 4.8%
   11,534,500   Hopewell Highway Infrastructure, Ltd. (b)................................................        5,504,343
                                                                                                            --------------
                FRANCE - 5.5%
      205,218   Electricite de France S.A. (b)...........................................................        3,058,279
      186,596   Engie S.A. (b)...........................................................................        3,250,960
      331,169   Eutelsat Communications S.A. (c) (d).....................................................                0
                                                                                                            --------------
                                                                                                                 6,309,239
                                                                                                            --------------
                GERMANY - 1.8%
      140,783   Hamburger Hafen Und Logistik AG (b)......................................................        2,058,614
                                                                                                            --------------
                HONG KONG - 2.3%
      831,594   China Merchants Holdings International Co., Ltd. (b).....................................        2,702,818
                                                                                                            --------------
                ITALY - 1.6%
      903,666   Enel Green Power S.p.A. (b)..............................................................        1,908,575
                                                                                                            --------------
                POLAND - 0.5%
      169,792   Energa S.A. (b)..........................................................................          573,530
                                                                                                            --------------
                SINGAPORE - 6.0%
   12,725,200   Hutchison Port Holdings Trust (b)........................................................        6,871,608
                                                                                                            --------------
                SPAIN - 3.4%
      255,802   Abertis Infraestructuras S.A. (b)........................................................        3,960,764
                                                                                                            --------------
                UNITED KINGDOM - 9.6%
      511,779   National Grid PLC (b)....................................................................        7,135,940
      301,924   Pennon Group PLC (b).....................................................................        3,969,752
                                                                                                            --------------
                                                                                                                11,105,692
                                                                                                            --------------
                UNITED STATES - 13.7%
      129,100   Columbia Pipeline Group, Inc. (b)........................................................        2,474,847
       87,900   NiSource, Inc. (b).......................................................................        1,686,801
       76,200   Sempra Energy (b)........................................................................        7,561,326
       60,100   Spectra Energy Corp. (b).................................................................        1,574,620
       38,000   Williams (The) Cos., Inc. (b)............................................................        1,389,280
       30,900   Xcel Energy, Inc. (b)....................................................................        1,101,894
                                                                                                            --------------
                                                                                                                15,788,768
                                                                                                            --------------

                TOTAL COMMON STOCKS......................................................................       89,685,071
                (Cost $98,069,116)                                                                          --------------


Page 8                  See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

    UNITS                                              DESCRIPTION                                              VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
MASTER LIMITED PARTNERSHIPS (a) - 13.4%

                UNITED STATES - 13.4%
       86,900   Buckeye Partners, L.P. (b)...............................................................   $    5,882,261
      100,900   Enbridge Energy Partners, L.P. (b).......................................................        2,507,365
      279,454   Enterprise Products Partners, L.P. (b)...................................................        7,095,337
                                                                                                            --------------

                TOTAL MASTER LIMITED PARTNERSHIPS........................................................       15,484,963
                (Cost $14,762,194)                                                                          --------------


  PRINCIPAL                                                                                    STATED
    VALUE                                DESCRIPTION                            RATE (e)    MATURITY (f)        VALUE
-------------   -------------------------------------------------------------   ---------   -------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 37.9%

                FRANCE - 3.8%
$   1,500,000   Numericable US LLC, Term Loan B-6............................     4.75%       01/31/23           1,467,195
    1,596,398   Numericable US LLC, Dollar Denominated
                  Tranche B-1 Loan...........................................     4.50%       05/21/20           1,561,485
    1,381,102   Numericable US LLC, Dollar Denominated
                  Tranche B-2 Loan...........................................     4.50%       05/21/20           1,350,897
                                                                                                            --------------
                                                                                                                 4,379,577
                                                                                                            --------------
                LUXEMBOURG - 3.0%
    1,496,250   Altice Financing S.A., Dollar Denominated Tranche Loan.......     5.25%       01/30/22           1,485,028
    2,120,263   Intelsat Jackson Holdings S.A., Tranche B-2 Term Loan........     3.75%       06/30/19           1,979,795
                                                                                                            --------------
                                                                                                                 3,464,823
                                                                                                            --------------
                NETHERLANDS - 2.9%
    1,324,144   UPC Broadband Holdings, B.V., Facility AH....................     3.25%       06/30/21           1,305,752
      739,574   Ziggo, B.V., USD B1 Facility.................................     3.50%       01/15/22             721,085
      476,596   Ziggo, B.V., USD B2 Facility.................................     3.50%       01/15/22             464,681
      783,830   Ziggo, B.V., USD B3 Facility.................................     3.50%       01/15/22             764,234
                                                                                                            --------------
                                                                                                                 3,255,752
                                                                                                            --------------
                UNITED STATES - 28.2%
      350,000   Calpine Corp., Term Loan.....................................     4.00%       01/15/23             346,500
    2,305,895   Cequel Communications Holdings I LLC, Term Loan..............     3.50%       02/14/19           2,271,306
      493,648   Charter Communications Operating LLC, Term E Loan............     3.00%       07/01/20             485,977
      768,505   CHS/Community Health Systems, Inc., 2018 Term Loan F.........  3.48%-3.66%    12/31/18             753,903
    2,068,199   CHS/Community Health Systems, Inc., 2019 Term Loan G.........     3.75%       12/31/19           2,022,181
    1,970,057   CHS/Community Health Systems, Inc., 2021 Term H Loan.........     4.00%       01/27/21           1,935,305
    2,992,500   Communications Sales & Leasing, Inc., Term Loan..............     5.00%       10/24/22           2,760,581
    1,681,530   Crown Castle Operating Co., Extended Incremental
                  Tranche B-2 Term Loan......................................     3.00%       01/31/21           1,664,143
    1,175,940   Dynegy, Inc., Initial Tranche B-2 Term Loan..................     4.00%       04/23/20           1,152,057
    1,487,059   Energy Transfer Equity L.P., Loan (03/15)....................     4.00%       12/02/19           1,407,397
    1,400,000   Energy Transfer Equity L.P., Loan (12/13)....................     3.25%       12/02/19           1,352,316
    2,000,000   HCA, Inc., Tranche B-4 Term Loan.............................     2.75%       05/01/18           1,996,760
    2,858,830   IASIS Healthcare LLC, Term B-2 Loan..........................     4.50%       05/03/18           2,814,175
    2,880,000   Level 3 Financing, Inc., Tranche B 2020 Term Loan............     4.00%       01/15/20           2,874,960
    1,366,000   Moxie Patriot LLC, Construction B-1 Advances.................     6.75%       12/19/20           1,284,040
    2,000,000   Neptune Finco Corp., 9/15 Term Loan B........................     5.00%       10/09/22           1,992,860
      720,663   NRG Energy, Inc., Term Loan (2013)...........................     2.75%       07/01/18             702,402
    1,000,000   Panda Liberty LLC, Construction B-1 Advance..................     7.50%       08/21/20             945,000
    1,124,000   Panda Stonewall, Term B-1 Conversion Advances................     6.50%       11/13/21           1,073,420


                        See Notes to Financial Statements                 Page 9

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015

   PRINCIPAL                                                                                    STATED
     VALUE                                DESCRIPTION                           RATE (e)     MATURITY (f)        VALUE
-------------   -------------------------------------------------------------   ---------   -------------   --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                UNITED STATES (CONTINUED)
$   2,791,923   Wide Open West Finance LLC, Replacement Term B Loan..........     4.50%        04/01/19     $    2,715,592
                                                                                                            --------------
                                                                                                                32,550,875
                                                                                                            --------------

                TOTAL SENIOR FLOATING-RATE LOAN INTERESTS................................................       43,651,027
                (Cost $44,728,581)                                                                          --------------

                TOTAL INVESTMENTS - 129.0%...............................................................      148,821,061
                (Cost $157,559,891) (g)

                OUTSTANDING LOANS - (39.0%)..............................................................      (45,000,000)

                NET OTHER ASSETS AND LIABILITIES - 10.0%.................................................       11,571,649
                                                                                                            --------------
                NET ASSETS - 100.0%......................................................................   $  115,392,710
                                                                                                            ==============

-----------------------------

(a) Portfolio securities are categorized based on their country of incorporation.

(b) All or a portion of this security serves as collateral on the outstanding loan.

(c)   Non-income producing security.

(d) This investment is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At November 30, 2015, investments noted as such are valued at $263,431 or 0.2% of net assets.

(e) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at November 30, 2015. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(f) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(g) Aggregate cost for federal income tax purposes is $163,079,398. As of November 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,961,557 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $18,219,894.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                    LEVEL 2         LEVEL 3
                                                      TOTAL          LEVEL 1      SIGNIFICANT     SIGNIFICANT
                                                    VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                        11/30/2015        PRICES          INPUTS          INPUTS
-----------------------------------------------   -------------   -------------   ------------    ------------
Common Stocks:
   Australia...................................   $   9,852,255   $   9,588,824   $    263,431    $         --
   France......................................       6,309,239       6,309,239             --              --*
   Other Country Categories**..................      73,523,577      73,523,577             --              --
                                                  -------------   -------------   ------------    ------------
      Total Common Stocks......................      89,685,071      89,421,640        263,431              --*
Master Limited Partnerships**..................      15,484,963      15,484,963             --              --
Senior Floating-Rate Loan Interests:
   United States...............................      32,550,875              --     31,605,875         945,000
   Other Country Categories**..................      11,100,152              --     11,100,152              --
                                                  -------------   -------------   ------------    ------------
Total Senior Floating-Rate Loan Interests......      43,651,027              --     42,706,027         945,000
                                                  -------------   -------------   ------------    ------------
Total Investments..............................   $ 148,821,061   $ 104,906,603   $ 42,969,458    $    945,000
                                                  =============   =============   ============    ============

*  Investment is valued at $0.
** See Portfolio of Investments for country breakout.


Page 10                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2015


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of November 30, 2015, the Fund transferred Senior Floating-Rate Loan Interests valued at $945,000 from Level 2 to Level 3 of the fair value hierarchy. The Senior Floating-Rate Loan Interests that transferred from Level 2 to Level 3 did so primarily as a result of a change in information obtained from an independent third-party pricing service relating to the market activity of individual Senior Floating-Rate Loan Interests and a lack of trading activity in certain Senior Floating-Rate Loan Interests.

Level 3 common stocks are fair valued by the Advisor's Pricing Committee. Level 3 Senior Floating-Rate Loan Interests are valued based on third-party pricing service prices obtained from dealer runs and indicative sheets from brokers. These values are based on unobservable and non-quantitative inputs. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of Fund investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT NOVEMBER 30, 2014
   Common Stocks....................................  $           --
   Senior Floating-Rate Loan Interests..............              --
Net Realized Gain (Loss)............................              --
Net Change in Unrealized Appreciation/Depreciation..              --
Purchases:
   Common Stocks....................................              --*
Sales...............................................              --
Transfers In:
   Senior Floating-Rate Loan Interests..............         945,000
Transfers Out.......................................              --
ENDING BALANCE AT  NOVEMBER 30, 2015
                                                      --------------
   Common Stocks....................................              --*
   Senior Floating-Rate Loan Interests..............         945,000
                                                      --------------
Total Level 3 holdings..............................  $      945,000
                                                      ==============

*Investment is valued at $0.

There was a net change of $(48,687) in unrealized appreciation (depreciation) from Level 3 investments held as of November 30, 2015.


                        See Notes to Financial Statements                Page 11

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2015

ASSETS:
Investments, at value
   (Cost $157,559,891)..........................................................................   $  148,821,061
Cash............................................................................................       14,689,951
Foreign Currency (Cost $268,991)................................................................          267,661
Receivables:
   Dividends....................................................................................        2,854,062
   Investment securities sold...................................................................        1,098,505
   Interest.....................................................................................          241,897
Prepaid expenses................................................................................           22,119
                                                                                                   --------------
   Total Assets.................................................................................      167,995,256
                                                                                                   --------------
LIABILITIES:
Outstanding loan................................................................................       45,000,000
Payables:
   Investment securities purchased..............................................................        4,081,968
   Distributions payable........................................................................        2,990,078
   Investment advisory fees (includes Sub-Advisory fees of $250,973)............................          418,289
   Audit and tax fees...........................................................................           54,200
   Printing fees................................................................................           19,412
   Custodian fees...............................................................................           16,576
   Administrative fees..........................................................................           13,158
   Transfer agent fees..........................................................................            2,995
   Trustees' fees and expenses..................................................................            2,901
   Legal fees...................................................................................            2,198
   Financial reporting fees.....................................................................              771
                                                                                                   --------------
   Total Liabilities............................................................................       52,602,546
                                                                                                   --------------
NET ASSETS......................................................................................   $  115,392,710
                                                                                                   ==============
NET ASSETS CONSIST OF:
Paid-in capital.................................................................................   $  162,016,595
Par value.......................................................................................           85,431
Accumulated net investment income (loss)........................................................       (1,184,708)
Accumulated net realized gain (loss) on investments and foreign currency transactions...........      (36,593,747)
Net unrealized appreciation (depreciation) on investments and foreign currency translation......       (8,930,861)
                                                                                                   --------------
NET ASSETS......................................................................................   $  115,392,710
                                                                                                   ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)............................   $        13.51
                                                                                                   ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized).....        8,543,080
                                                                                                   ==============


Page 12                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2015

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,452,887)........................................   $   12,750,316
Interest........................................................................................        2,325,328
Other...........................................................................................           44,212
                                                                                                   --------------
   Total investment income......................................................................       15,119,856
                                                                                                   --------------
EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $1,147,806).............................        1,913,010
Interest and fees on outstanding loan...........................................................          478,417
Custodian fees..................................................................................           97,513
Administrative fees.............................................................................           88,060
Printing fees...................................................................................           60,697
Audit and tax fees..............................................................................           59,122
Transfer agent fees.............................................................................           32,839
Trustees' fees and expenses.....................................................................           17,558
Financial reporting fees........................................................................            9,250
Legal fees......................................................................................            7,177
Other...........................................................................................           35,293
                                                                                                   --------------
   Total expenses...............................................................................        2,798,936
                                                                                                   --------------
NET INVESTMENT INCOME (LOSS)....................................................................       12,320,920
                                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................................................      (14,483,068)
   Foreign currency transactions................................................................       (1,193,471)
                                                                                                   --------------
Net realized gain (loss)........................................................................      (15,676,539)
                                                                                                   --------------
Net change in unrealized appreciation (depreciation) on:
   Investments..................................................................................      (20,024,003)
   Foreign currency translation.................................................................         (109,088)
                                                                                                   --------------
Net change in unrealized appreciation (depreciation)............................................      (20,133,091)
                                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................      (35,809,630)
                                                                                                   --------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS................................   $  (23,488,710)
                                                                                                   ==============


                        See Notes to Financial Statements                Page 13

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         FOR THE YEAR    FOR THE YEAR
                                                                                            ENDED           ENDED
                                                                                          11/30/2015      11/30/2014
                                                                                         ------------    ------------
OPERATIONS:
Net investment income (loss)......................................................       $ 12,320,920    $ 10,471,290
Net realized gain (loss)..........................................................        (15,676,539)      8,372,419
Net change in unrealized appreciation (depreciation)..............................        (20,133,091)      1,715,047
                                                                                         ------------    ------------
Net increase (decrease) in net assets resulting from operations...................        (23,488,710)     20,558,756
                                                                                         ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................................        (11,454,657)    (11,946,599)
Return of capital.................................................................           (498,798)             --
                                                                                         ------------    ------------
Total distributions to shareholders...............................................        (11,953,455)    (11,946,599)
                                                                                         ------------    ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested............................................            164,262              --
                                                                                         ------------    ------------
Net increase (decrease) in net assets resulting from capital transactions.........            164,262              --
                                                                                         ------------    ------------
Total increase (decrease) in net assets...........................................        (35,277,903)      8,612,157
NET ASSETS:
Beginning of period...............................................................        150,670,613     142,058,456
                                                                                         ------------    ------------
End of period.....................................................................       $115,392,710    $150,670,613
                                                                                         ============    ============
Accumulated net investment income (loss) at end of period.........................       $ (1,184,708)   $ (1,079,082)
                                                                                         ============    ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period..............................................          8,533,285       8,533,285
Common Shares issued as reinvestment under the Dividend Reinvestment Plan.........              9,795              --
                                                                                         ------------    ------------
Common Shares at end of period....................................................          8,543,080       8,533,285
                                                                                         ============    ============


Page 14                 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ........   $   (23,488,710)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments...........................................      (394,267,547)
     Sales, maturities and paydowns of investments......................       411,177,694
     Return of capital received from investment in MLPs.................           829,281
     Net amortization/accretion of premiums/discounts on investments....           (32,018)
     Net realized gain/loss on investments..............................        14,483,068
     Net change in unrealized appreciation/depreciation on investments..        20,024,003
CHANGES IN ASSETS AND LIABILITIES:
     Decrease in interest receivable....................................            66,470
     Increase in dividends receivable...................................        (1,532,299)
     Increase in prepaid expenses.......................................           (17,180)
     Decrease in interest and fees on loan payable......................           (13,774)
     Decrease in investment advisory fees payable.......................           (97,156)
     Decrease in legal fees payable.....................................            (1,696)
     Increase in printing fees payable..................................             1,716
     Decrease in administrative fees payable............................           (25,460)
     Decrease in custodian fees payable.................................           (15,286)
     Decrease in transfer agent fees payable............................            (2,741)
     Decrease in Trustees' fees and expenses payable....................              (156)
     Decrease in other liabilities......................................            (1,545)
                                                                           ---------------
CASH PROVIDED BY OPERATING ACTIVITIES...................................                            $    27,086,664
                                                                                                    ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds of Common Shares reinvested.................................           164,262
   Distributions to Common Shareholders from net investment income......       (11,451,229)
   Distributions to Common Shareholders from return of capital..........          (498,798)
   Repayment of borrowing...............................................       (12,500,000)
                                                                           ---------------
CASH USED IN FINANCING ACTIVITIES.......................................                                (24,285,765)
                                                                                                    ---------------
Increase in cash and foreign currency (a)...............................                                  2,800,899
Cash and foreign currency at beginning of period........................                                 12,156,713
                                                                                                    ---------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD..............................                            $    14,957,612
                                                                                                    ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees......................                             $       492,191
                                                                                                    ===============

-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(109,088).


                        See Notes to Financial Statements                Page 15

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
(MFD)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            YEAR ENDED NOVEMBER 30,
                                                  ----------------------------------------------------------------------------
                                                      2015            2014            2013            2012            2011
                                                  ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of period............   $    17.66      $    16.65      $    15.91      $    15.12      $    15.29
                                                   ----------      ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................         1.44            1.23            1.29            1.15            1.43 (a)
Net realized and unrealized gain (loss).........        (4.19)           1.18            0.85            1.04           (0.27)
                                                   ----------      ----------      ----------      ----------      ----------
Total from investment operations................        (2.75)           2.41            2.14            2.19            1.16
                                                   ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................        (1.34)          (1.40)          (1.40)          (1.31)          (1.40)
Return of capital...............................        (0.06)             --              --           (0.09)             --
                                                   ----------      ----------      ----------      ----------      ----------
Total distributions to Common Shareholders......        (1.40)          (1.40)          (1.40)          (1.40)          (1.40)
                                                   ----------      ----------      ----------      ----------      ----------
Premiums from shares sold in Common
   Share offering...............................           --              --              --              --            0.07
                                                   ----------      ----------      ----------      ----------      ----------
Net asset value, end of period..................   $    13.51      $    17.66      $    16.65      $    15.91      $    15.12
                                                   ==========      ==========      ==========      ==========      ==========
Market value, end of period.....................   $    12.27      $    16.97      $    16.02      $    14.84      $    14.07
                                                   ==========      ==========      ==========      ==========      ==========
TOTAL RETURN BASED ON NET ASSET VALUE (b).......       (15.79)%         14.81%          14.41%          15.35%           8.49%
                                                   ==========      ==========      ==========      ==========      ==========
TOTAL RETURN BASED ON MARKET VALUE (b)..........       (20.41)%         14.73%          17.94%          15.62%          11.70%
                                                   ==========      ==========      ==========      ==========      ==========

-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $  115,393      $  150,671      $  142,058      $  135,749      $  129,056
Ratio of total expenses to average net assets...         2.04%           1.95%           2.08%           2.24%           2.24%
Ratio of total expenses to average net assets
   excluding interest expense...................         1.69%           1.65%           1.70%           1.78%           1.81%
Ratio of net investment income (loss) to
   average net assets...........................         9.00%           6.81%           7.78%           7.35%           8.92%
Portfolio turnover rate.........................          223%            158%            177%            144%             91%
INDEBTEDNESS:
Total loan outstanding (in 000's)...............   $   45,000      $   57,500      $   47,500      $   47,500      $   47,500
Asset coverage per $1,000 of indebtedness (c)...   $    3,564      $    3,620      $    3,991      $    3,858      $    3,717

-----------------------------

(a)   Per share amounts have been calculated using the average share method.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.


Page 16                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               NOVEMBER 30, 2015


                                1. ORGANIZATION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol MFD on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of this objective, the Fund seeks to manage its investments and expenses so that a portion of its distributions to the Fund's Common Shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries. The Fund also invests in senior secured loans generally considered to be high-yield securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding The Nasdaq(R) Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               NOVEMBER 30, 2015

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Floating-Rate Loan interests ("Senior Loans")(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor's Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

      1)    the fundamental business data relating to the issuer or borrower;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of the security;

      4)    the financial statements of the borrower;

      5) the credit quality and cash flow of the issuer, based on the sub-advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               NOVEMBER 30, 2015

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's management;

     11) the prospects for the borrower's industry, and multiples (of earnings and/or cash flows) being paid for similar business in that industry;

     12)    borrower's competitive position within the industry;

     13) borrower's ability to access additional liquidity through public and/or private markets; and

     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

For the year ended November 30, 2015, distributions of $829,281 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. At November 30, 2015, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of November 30, 2015.

D. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               NOVEMBER 30, 2015

shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Level distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the distribution will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the tax year ended November 30, 2015, primarily as a result of distributions in excess of current year taxable income, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $971,889, an increase in accumulated net realized gain (loss) on investments and foreign currency transactions of $661,371 and an increase to paid-in capital of $310,518. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended November 30, 2015 and 2014 was as follows:

Distributions paid from:                                2015           2014

Ordinary income...................................  $  11,451,229  $ 11,946,599
Long-term capital gain............................             --            --
Return of capital.................................        498,798            --

As of November 30, 2015, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................  $          --
Undistributed capital gains.......................             --
                                                    -------------
Total undistributed earnings......................             --
Accumulated capital and other losses..............    (29,268,870)
Net unrealized appreciation (depreciation)........    (14,450,368)
                                                    -------------
Total accumulated earnings (losses)...............    (43,719,238)
Other.............................................     (2,990,078)
Paid-in capital...................................    162,102,026
                                                    -------------
Net assets........................................  $ 115,392,710
                                                    =============

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2015, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               NOVEMBER 30, 2015


       CAPITAL LOSS AVAILABLE    POST ENACTMENT -    TOTAL CAPITAL
            THROUGH 2017          NO EXPIRATION      LOSS AVAILABLE
       ------------------------------------------------------------
            $ 17,887,074           $ 6,593,763        $ 24,480,837

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occuring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2015, the Fund incurred and elected to defer net ordinary and capital losses as follows:

                          QUALIFIED LATE YEAR LOSSES
                  ORDINARY LOSSES            CAPITAL LOSSES
                -------------------        -------------------
                       $ --                    $ 4,788,033

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of November 30, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES

The Fund will pay all expenses directly related to its operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's Total Assets up to and including $250 million and 0.35% of the Fund's Total Assets over $250 million. Total Assets are generally defined as the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the Fund's sub-advisors and manage the Fund's portfolio subject to First Trust's supervision. MCIM manages the Core Component which consists primarily of equity securities and equity-like securities issued by infrastructure issuers and, for its portfolio management services, MCIM is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MCIM. If the Fund's Total Assets are greater than $250 million, MCIM receives an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

For the year ended November 30, 2015, the Fund paid brokerage commissions to Macquarie Capital (USA) Inc., an affiliate of MCIM and Four Corners, totaling $14,573.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                               NOVEMBER 30, 2015


                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended November 30, 2015, were $395,150,169 and $411,268,074, respectively.

                                 5. BORROWINGS

The Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage Inc. (the "BNP Paribas Facility"), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). Absent certain events of default or failure to maintain certain collateral requirements, BNP Paribas Prime Brokerage Inc. ("BNP") may not terminate the BNP Paribas Facility except upon 180 calendar days' prior notice. The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $60,000,000. The interest rate under the BNP Paribas Facility is equal to 1-month LIBOR plus 70 basis points. The Fund only pays a commitment fee of 0.85% on the undrawn amount when the outstanding debt is less than 80% of the maximum commitment amount.

For the year ended November 30, 2015, the daily average amount outstanding under the BNP Paribas Facility was $54,297,260. As of November 30, 2015, the Fund had outstanding borrowings of $45,000,000. The high and low annual interest rates for the year ended November 30, 2015, were 0.93% and 0.86%, respectively, and the weighted average interest rate was 0.88%. The interest rate at November 30, 2015, was 0.93%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         7. INDUSTRY CONCENTRATION RISK

The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of infrastructure issuers. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Fund, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas, formerly Chief Financial Officer and Treasurer of the Fund, to serve as the President and Chief Executive Officer and Mr. Swade, formerly an Assistant Treasurer of the Fund, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees will be allocated equally among each fund in the First Trust Fund Complex and will no longer be allocated pro rata based on each fund's net assets.


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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), including the portfolio of investments, as of November 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the Fund's custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, as of November 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
January 25, 2016

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                         NOVEMBER 30, 2015 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                         NOVEMBER 30, 2015 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 29, 2015, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2015, 4.02% qualify for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 28.90% of the ordinary income distributions for the year ended November 30, 2015.

Since the Fund met the requirements of Section 853 of the Code, the Fund hereby elects to pass through to its shareholders credits for foreign taxes paid. The total per share amount of income received by the Fund from sources within foreign countries and possessions of the United States is $1.39 (representing a total of $11,866,419). The total amount of foreign taxes paid to such countries is $0.17 per share (representing a total of $1,439,980) for the year ended November 30, 2015.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 20, 2015 (the "Annual Meeting"). At the Annual Meeting, Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2018. The number of votes cast in favor of Mr. Erickson was 6,974,429, the number of votes against was 204,241 and the number of broker non-votes was 1,354,615. The number of votes cast in favor of Mr. Kadlec was 6,978,242, the number of votes against was 200,428 and the number of broker non-votes was 1,354,615. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                         NOVEMBER 30, 2015 (UNAUDITED)

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally considered to be "high-yield" securities. High yield securities or "junk" bonds, the generic name for securities rated below "BBB-" by one or more ratings agencies, should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The Senior Loans in which the Fund invests are not listed on a national securities exchange. Due to the smaller, less liquid market for the high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen.

LIQUIDITY RISK: The Fund may invest up to 25% of the Core Component in unlisted, restricted and illiquid securities and instruments of Infrastructure Issuers. Such securities and instruments are generally not able to be publicly traded. In the United States, such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Outside the United States, similar


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                         NOVEMBER 30, 2015 (UNAUDITED)

restrictions may apply. Furthermore, certain listed securities and instruments, particularly securities and instruments of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Fund's ability to purchase or sell such securities at a fair price may be impaired or delayed.

In addition, although the resale, or secondary market for Senior Loans in which the Fund invests is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market. In addition, Senior Loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund's ability to settle the sale of Senior Loans. If the economy experiences a sudden downturn, or if the market for the Senior Loans in which the Fund invests becomes distressed, the Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

CREDIT RISK: The Senior Loans in which the Fund invests are also subject to credit risk. Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

 BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND
                       INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor"), the Investment Sub-Advisory Agreement (the "Macquarie Sub-Advisory Agreement") among the Fund, the Advisor and Macquarie Capital Investment Management LLC ("Macquarie") and the Investment Sub-Advisory Agreement (the "Four Corners Sub-Advisory Agreement" and together with the Macquarie Sub-Advisory Agreement, the "Sub-Advisory Agreements") among the Fund, the Advisor and Four Corners Capital Management, LLC ("Four Corners"), at a meeting held on June 16, 2015. Macquarie and Four Corners are each referred to herein as a "Sub-Advisor" and collectively as the "Sub-Advisors." The Sub-Advisory Agreements are referred to herein together with the Advisory Agreement as the "Agreements." The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and each of the Sub-Advisors responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisors (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                         NOVEMBER 30, 2015 (UNAUDITED)

the Advisor and the Sub-Advisors and as compared to fees charged to a peer group of funds selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"); expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisors; any fall out benefits to the Advisor and the Sub-Advisors; and information on the Advisor's and the Sub-Advisors' compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 20, 2015, at which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisors. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and each Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisors manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisors under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisors. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisors' compliance with the 1940 Act and the Fund's investment objective and policies. The Board considered the significant asset growth of the First Trust Fund Complex and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. With respect to the Sub-Advisory Agreements, the Board noted the background and experience of Macquarie's and Four Corners' portfolio managers. The Board reviewed materials provided by Macquarie and Four Corners and considered the services that Macquarie and Four Corners provide to the Fund, including each Sub-Advisor's day to day management of the portion of the Fund's assets allocated to it. The Board noted that the Sub-Advisors were currently providing services to the Fund pursuant to a temporary exemptive order granted by the staff of the Securities and Exchange Commission. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisors under the Agreements have been and are expected to remain satisfactory and that each Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non fund clients, noting that the Advisor does not provide advisory services to other funds with investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fees and how they relate to the Fund's overall advisory fee structure. The Board also considered information provided by the Sub-Advisors as to the fees they charge to other clients, noting that Four Corners does not charge a lower fee to any other client for which it provides comparable services and that Macquarie provides advisory services to a similar closed end fund at a higher advisory fee rate than is charged to the Fund. In addition, the Board reviewed data prepared by MPI showing the advisory fee and expense ratio of the Fund as compared to the advisory fees and expense ratios of the MPI Peer Group). The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult;
(ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage; (iii) most of the peer funds do not employ an advisor/sub-advisor management structure; and (iv) most of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's advisory fee, based on average net assets, was above the median of the MPI Peer Group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also reviewed data prepared by MPI comparing the Fund's performance for periods ended December 31, 2014 to the performance of the MPI Peer Group and to a blended benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered data from MPI on the Fund's annual distribution rate as of December 31, 2014 as compared to the MPI Peer Group and the Fund's leverage costs versus the leverage costs of applicable funds in the MPI Peer Group. The Board considered information provided by the Advisor on the Fund's leverage as well,

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                         NOVEMBER 30, 2015 (UNAUDITED)

including that leverage was accretive to the Fund's total return in 2014. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount over the same period of a peer group selected by the Advisor, as well as data on the average premium/discount for 2014 for the funds in the MPI Peer Group, and considered factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and the Sub-Advisors under the Agreements.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of the Fund were not unreasonable. In addition, the Board considered fall out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered that Macquarie's investment services expenses are generally fixed, but may vary as the Fund seeks to enter new markets for investment. The Board considered Macquarie's statement that no economies of scale were realized in 2014 in providing services to the Fund that would impact the fees charged for managing the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Macquarie, an unaffiliated third party. The Board also considered data provided by Macquarie as to its profitability with respect to the Fund. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the estimated profitability to Macquarie of the Macquarie Sub-Advisory Agreement appeared to be not unreasonable in light of the services provided to the Fund. The Board considered the fall out benefits realized by Macquarie from its relationship with the Fund, including soft dollar arrangements, and considered a summary of such arrangements, noting that the soft dollar payments were in line with Macquarie's other clients.

The Board considered that Four Corners' investment services expenses are both fixed and variable. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Four Corners, an unaffiliated third party. The Board also considered data provided by Four Corners as to its profitability with respect to the Fund. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the estimated profitability to Four Corners of the Four Corners Sub-Advisory Agreement appeared to be not unreasonable in light of the services provided to the Fund. The Board noted that Four Corners does not maintain any soft dollar arrangements and that Four Corners did not indicate any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                         NOVEMBER 30, 2015 (UNAUDITED)

                                                                                                   NUMBER OF           OTHER
                                                                                                 PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF               PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
   POSITION WITH THE FUND          SERVICE (1)                 DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term   Physician; President, Wheaton Orthopedics;        120        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 East Liberty Drive,         o Since Fund        Limited Partnership; Member Sportsmed
  Suite 400                       Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Three-Year Term   President (March 2010 to Present), Senior         120        Director of ADM
c/o First Trust Advisors L.P.                       Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,         o Since Fund        (May 2007 to March 2010), ADM Investor                       Inc., ADM
  Suite 400                       Inception         Services, Inc. (Futures Commission                           Investor Services
Wheaton, IL 60187                                   Merchant)                                                    International, and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Three-Year Term   President (2003 to Present), Hibs                 120        Director of Trust
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                        Company of
120 East Liberty Drive,         o Since June 2006   Consulting)                                                  Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Three-Year Term   Managing Director and Chief Operating             120        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 East Liberty Drive,         o Since Fund        Harapan Educational Foundation (Educational                  Transport, Inc.
  Suite 400                       Inception         Products and Services); President and Chief                  (May 2003 to
Wheaton, IL 60187                                   Executive Officer (June 2012 to September                    May 2014)
D.O.B.: 03/54                                       2014), Servant Interactive LLC (Educational
                                                    Products and Services); President and Chief
                                                    Executive Officer (June 2012 to September
                                                    2014), Dew Learning LLC (Educational
                                                    Products and Services); President (June
                                                    2002 to June 2012), Covenant College

-----------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(2), Trustee      o Three-Year Term   Chief Executive Officer (December 2010            120        None
and Chairman of the Board                           to Present), President (until December
120 East Liberty Drive,         o Since Fund        2010), First Trust Advisors L.P. and First
  Suite 400                       Inception         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                   Board of Directors, BondWave LLC
D.O.B.: 09/55                                       (Software Development Company/
                                                    Investment Advisor) and Stonebridge
                                                    Advisors LLC (Investment Advisor)

-----------------------------

(1) Currently, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                         NOVEMBER 30, 2015 (UNAUDITED)

    NAME, ADDRESS         POSITION AND OFFICES      TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH FUND            LENGTH OF SERVICE                       DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
-----------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley        President and Chief         o Indefinite Term     Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,  Executive Officer                                 and Chief Financial Officer, First Trust Advisors
  Suite 400                                        o Since January 2012  L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                        Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                            Company/Investment Advisor) and Stonebridge
                                                                         Advisors LLC (Investment Advisor)


James M. Dykas         Treasurer, Chief Financial  o Indefinite Term     Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,  Officer and Chief                                 President (April 2007 to Present), First Trust
  Suite 400            Accounting Officer          o Since January 2012  Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66


W. Scott Jardine       Secretary and Chief Legal   o Indefinite Term     General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,  Officer                                           First Trust Portfolios L.P.; Secretary and
  Suite 400                                        o Since Fund          General Counsel, BondWave LLC (Software
Wheaton, IL 60187                                    Inception           Development Company/Investment Advisor);
D.O.B.: 05/60                                                            Secretary of Stonebridge Advisors LLC
                                                                         (Investment Advisor)


Daniel J. Lindquist    Vice President              o Indefinite Term     Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                    Senior Vice President (September 2005 to July
  Suite 400                                        o Since Fund          2012), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                    Inception           Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher        Chief Compliance Officer    o Indefinite Term     Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,  and Assistant Secretary                           and First Trust Portfolios L.P.
  Suite 400                                        o Chief Compliance
Wheaton, IL 60187                                    Officer Since
D.O.B.: 12/66                                        January 2011

                                                   o Assistant Secretary
                                                     Since Fund
                                                     Inception

-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                                     (MFD)
                         NOVEMBER 30, 2015 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Macquarie Capital Investment Management LLC
125 West 55th Street
New York, NY 10019

Four Corners Capital Management, LLC
2005 Market Street
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(f)(1) See Item 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $49,000 for the fiscal year ended November 30, 2014 and $49,000 for the fiscal year ended November 30, 2015.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2014 and $0 for the fiscal year ended November 30, 2015.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2014 and $0 for the fiscal year ended November 30, 2015.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for the fiscal year ended November 30, 2014 and $5,950 for the fiscal year ended November 30, 2015.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2014 and $0 for the fiscal year ended November 30, 2015.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2014 and $3,000 for the fiscal year ended November 30, 2015.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2014 and $0 for the fiscal year ended November 30, 2015.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2014 were $5,200 for the registrant and $43,500 for the registrant's investment adviser, and for the fiscal year ended November 30, 2015 were $8,950 for the registrant and $12,500 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are included below.

                           FIRST TRUST ADVISORS L.P.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND

                            PROXY VOTING GUIDELINES

      First Trust Advisors L.P. ("First Trust") serves as investment adviser providing discretionary investment advisory services for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"). Macquarie Capital Investment Management LLC ("MCIM") serves as sub-adviser for the portion of the Fund's investment portfolio invested, or to be invested, in equity securities as well as other securities and instruments issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets in a select group of countries (the "Core Component"). Four Corners Capital Management, LLC serves as sub-adviser for the portion of the Fund's investment portfolio invested, or to be invested, in U.S. dollar denominated senior secured floating-rate loans issued by U.S. and non-U.S. issuers that manage, own and/or operate infrastructure and utility assets (the "Senior Loan Component"). As part of these services, First Trust has full responsibility for proxy voting and related duties with respect to the Senior Loan Component and the Core Component. In fulfilling these duties, First Trust and the Fund have adopted the following policies and procedures:

      1. It is First Trust's policy to seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      2. First Trust shall be responsible for the oversight of the Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

      3. First Trust has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to First Trust on the voting of proxies related to securities held by the Fund. ISS provides voting recommendations based on established guidelines and practices. First Trust has adopted these ISS Proxy Voting Guidelines.

      4. With respect to proxies received for the Core Component, First Trust shall review the ISS recommendations and forward such recommendations to MCIM for review. First Trust generally will vote the proxies in accordance with ISS recommendations. MCIM may request that First Trust not vote in accordance with the ISS guidelines and First Trust may review and follow such request, unless First Trust determines that it is unable to follow such request. With respect to proxies received for the Senior Loan Component, First Trust shall review the ISS recommendations and generally will vote the proxies in accordance with ISS recommendations. Notwithstanding the foregoing, First Trust may not vote in accordance with the ISS recommendations if First Trust believes that the specific ISS recommendation is not in the best interests of the Fund.

      5. If First Trust manages the assets or pension fund of a company and any of First Trust's clients hold any securities in that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if First Trust has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, First Trust shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

      6. If the Fund requests First Trust to follow specific voting guidelines or additional guidelines, First Trust shall review the request and follow such guidelines, unless First Trust determines that it is unable to follow such guidelines. In such case, First Trust shall inform the Fund that it is not able to follow the Fund's request.

      7. First Trust may have clients in addition to the Fund which have provided First Trust with discretionary authority to vote proxies on their behalf. In such cases, First Trust shall follow the same policies and procedures.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2014

Macquarie Capital Investment Management LLC ("MCIM") and Four Corners Capital Management, LLC ("Four Corners") serve as the registrant's sub-advisers. MCIM manages the Core Component of the registrant, while Four Corners manages the Senior Loan Component of the registrant.

MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC

Anthony Felton and Jonathon Ong are the co- portfolio managers responsible for the day-to-day management of the Core Component of the registrant.

                                                        Length of
                                                        ----------
Name                                Title                Service                    Business Experience Past 5 Years
----                                -----                -------                    --------------------------------
Anthony Felton          Fund Co-Portfolio Manager       16 years        Mr. Felton joined Macquarie Group in February 2004 and
                        as of June 29, 2012                             the MFG Infrastructure Securities team in June 2004.
                                                                        He was responsible for the analysis of European stocks
                                                                        before becoming a Portfolio Manager.  Mr. Felton has
                                                                        significant experience in the analysis of both
                                                                        regulated infrastructure companies, such as water and
                                                                        electricity/gas transmission/distribution and
                                                                        utilities as well as user demand infrastructure
                                                                        companies such as airports, toll roads and seaports.
                                                                        Prior to joining Macquarie, Mr. Felton had broad based
                                                                        financial market experience with Westpac Banking
                                                                        Corporation in Sydney, and West LB and JP Morgan in London
                                                                        between 1999 and 2003. Mr. Felton holds a Bachelor of
                                                                        Commerce - University of NSW, and is a CFA charter holder.

Jonathon Ong            Fund Co-Portfolio Manager       22 years        Mr. Ong joined the MFG Infrastructure Securities team
                        as of November 9, 2012.                         in Sydney as a Portfolio Manager in January 2008. He
                                                                        has been a member of the team's Investment Committee
                                                                        since then. He has 17 years of investment experience
                                                                        including 11 years as a Portfolio Manager. Prior to
                                                                        joining Macquarie, Mr. Ong held analyst and PM roles
                                                                        at Credit Suisse Asset Management (CSAM), where he
                                                                        worked for 8 years in Sydney and Tokyo.  His portfolio
                                                                        management and analytical responsibilities were
                                                                        primarily focused on infrastructure and related
                                                                        stocks. Prior to CSAM, he spent 3 years as an
                                                                        Asia-Pacific telecom analyst for Bankers Trust, having
                                                                        started his career as a sell-side analyst in Hong Kong
                                                                        for Kim Eng Securities.  Mr. Ong earned a Bachelor of
                                                                        Science degree from the University of Melbourne and a
                                                                        Bachelor of Business (Banking and Finance) from Monash
                                                                        University. Mr. Ong is a CFA charter holder.


* MFG Infrastructure Securities is the marketing name of a separate asset management business unit that is part of Macquarie Funds Group ("MFG") and is within Macquarie Group Limited. MFG Infrastructure Securities includes Macquarie Capital Investment Management (Australia) Limited ("MCIMAL") and Macquarie Capital Investment Management LLC ("MCIML").

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF NOVEMBER 30, 2015

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                                                                                                     Total Assets in
                                                   Total                         No. of Accounts     Accounts where
  Name of Portfolio                               No. of                       where Advisory Fee    Advisory Fee is
     Manager or                                  Accounts                          is Based on          Based on
     Team Member          Type of Accounts        Managed     Total Assets         Performance         Performance
     -----------          ----------------        -------     ------------         -----------         -----------
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
Anthony Felton         Registered Investment         0              0                  0                   $0
                       Companies:
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                       Other Pooled Investment       3           $131.0M               0                   $0
                       Vehicles:
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                       Other Accounts:               0              0                  0                   $0
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
Jonathon Ong           Registered Investment         1           $428.0M               0                   $0
                       Companies:
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                       Other Pooled Investment       3           $406.0M               0                   $0
                       Vehicles:
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------
                       Other Accounts:               3           $321.0M               0                   $0
---------------------- ------------------------ ------------ ---------------- --------------------- -----------------



POTENTIAL CONFLICTS OF INTERESTS

MCIM has policies and procedures in place that govern the manner in which allocations of trades will be handled should MCIM effect purchases or sales of the same security for different clients. These procedures address circumstances in which separate purchase or sale orders for the same security are placed for two or more clients, and additionally when purchase or sale orders for the same security are aggregated. MCIM policies detail specific conditions that must be met when aggregating purchase or sale orders for the same security for two or more clients. The Portfolio Manager is responsible for allocating investment opportunities and aggregating orders consistently with the procedures and a periodic, but at least quarterly, review by the Chief Compliance Officer of MCIM (or designee) is required.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2015

Compensation consists of fixed remuneration in the form of a base salary, variable (at risk) performance pay in the form of an annual profit share allocation and a long term incentive in the form of stock (applies to Director level employees only). Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from July 1st of that year.

Aggregate staff profit share is linked to Macquarie Group's profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Retained profit share is invested in the Macquarie Employee Retained Equity Plan (MEREP) to further align employee and shareholder interests as well as enhance Macquarie Group's ability to attract and retain high caliber talent.

Compensation consists of a base salary amount plus discretionary profit share. The base salary is fixed a year in advance, while the discretionary profit share varies according to the performance of the individual, the division and Macquarie Group. Discretionary profit share is allocated annually. Compensation is not directly based on the pre- or post-tax performance of the Fund over a certain period. However, performance of the Fund may be one factor taken into account in determining compensation. Compensation is not directly based on the value of assets held in the Fund's portfolio. However the value of assets may be one factor taken into account in determining compensation.

If the Portfolio Manager's or the Management Team's bonus is over a certain amount, a portion of the bonus may be deferred and may be paid out in the future in up to four equal installments.

Compensation consists of a base salary amount plus discretionary profit share. The base salary is fixed a year in advance, while the discretionary profit share varies according to the performance of the individual, the division and Macquarie Group. Discretionary profit share is allocated annually.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

THE INFORMATION BELOW IS AS OF NOVEMBER 30, 2015

      ----------------------------------- --------------------------------
                     Name                  Dollar ($) Range of Fund Shares
                                                Beneficially Owned
      ----------------------------------- --------------------------------
                Anthony Felton                          $0
      ----------------------------------- --------------------------------
                Jonathan Ong                            $0
      ----------------------------------- --------------------------------

FOUR CORNERS CAPITAL MANAGEMENT, LLC:

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2015

Adam H. Brown
Portfolio Manager, Senior Loan Component
Vice President, Portfolio Manager, Four Corners Capital Management, LLC

Mr. Brown is a portfolio manager on Four Corners' taxable fixed-income team, with specific responsibilities for the bank loan portfolio. Mr. Brown previously worked with Wachovia Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high-yield bond financings for financial sponsors and corporate issuers. Mr. Brown has been part of the Four Corners team for ten years and more recently has had a dual role with Four Corners' affiliated investment adviser, Delaware Investments. Since 2007, Mr. Brown has co-managed the Four Corners' collateralized loan obligations and bank loan portfolios with Bob Bernstein and Drew Sweeney. Mr. Brown earned a bachelor's degree from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University. Mr. Brown is also a Chartered Financial Analyst.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF NOVEMBER 30, 2015.

                                                                                                    # of Accounts     Total Assets
                                                                                                  Managed for which     for which
       Name of Portfolio                                                 Total                     Advisory Fee is    Advisory Fee
           Manager or                                                # of Accounts      Total          Based on        is Based on
          Team Member                  Type of Accounts                 Managed        Assets        Performance       Performance
          -----------                  ----------------                 -------        ------        -----------       -----------
       1. Adam H. Brown          Registered Investment Companies:         11           $10.8B               0              $ 0
                                 --------------------------------
                                 Other Pooled Investment Vehicles:         5            $1.0B               2            $519.2M
                                 ---------------------------------
                                        Other Accounts(1):                 4           $733.1M              0                $0
                                        ------------------

1 The chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of November 30, 2015 unless otherwise noted. Any accounts managed in a personal capacity appear under "Other Accounts" along with the other accounts managed on a professional basis.

POTENTIAL CONFLICTS OF INTERESTS

Four Corners has a fiduciary duty to provide unbiased advice and to disclose any material conflicts of interest to its clients, as mandated under the Investment Advisers Act of 1940. Furthermore, it is Four Corners' goal to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of the client's strategy, fee arrangements, or the influence of a client or client's beneficiaries.

Four Corners employs various controls to assist in the disclosure and management of potential conflicts of interest and maintains policies (including Four Corners' Code of Ethics and a trade allocation policy) that are designed to mitigate any such conflicts. In instances where unique requirements or restrictions are required due to the identification of different conflicts, Four Corners will typically establish additional policies and controls or develop alternate processing requirements to assist in the mitigation of these conflicts.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION

Information provided as of November 30, 2015.

Each named portfolio manager receives a fixed base salary and is also eligible to receive an annual cash bonus which is fully discretionary and based on quantitative and qualitative factors. Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes. Portfolio managers may also participate in benefit plans and programs available generally to all employees. Portfolio manager and management team compensation is determined without regard to the performance of any individual account (or Fund) performance.

Base Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Each portfolio manager is also eligible to receive an annual cash bonus, which is fully discretionary and based on quantitative and qualitative factors. An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database.

For the non-guaranteed bonus, the portfolio manager is eligible to receive annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund's Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager's actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers may be awarded incentive units awards ("Awards") relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the "Plan") adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

DELAWARE INVESTMENTS NOTIONAL INVESTMENT PLAN - A portion of a portfolio manager's retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

MACQUARIE GROUP EMPLOYEE RETAINED EQUITY PLAN - A portion of a portfolio manager's retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan ("MEREP"), which is used to deliver remuneration in the form of Macquarie Group Limited ("Macquarie") equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of November 30, 2015

                              Dollar Range of Fund
                              Shares Beneficially
        Name                  Owned

        Adam H. Brown         $ 0

(B) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  Macquarie/First Trust Global Infrastructure/Utilities
                             Dividend & Income Fund
              -----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 25, 2016
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 25, 2016
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: January 25, 2016
     -------------------

* Print the name and title of each signing officer under his or her signature.